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(b) Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER




We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 033-65381).



                               /s/ Foley & Lardner
                                 FOLEY & LARDNER

Washington, D.C.
April 19, 2001